P I M C O

PIMCO
VARIABLE
INSURANCE
TRUST


                              INTERMEDIATE-TERM BOND PORTFOLIO
                              High Yield Bond Portfolio


                              EQUITY PORTFOLIO
                              StocksPLUS Growth and Income Portfolio

                                                                     PROSPECTUS
-------------------------------------------------------------------------------

                                                                January 1, 1998

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


PIMCO Variable Insurance Trust
Prospectus
January 1, 1998


PIMCO Variable Insurance Trust (the "Trust") is an open-end management invest-ment company ("mutual fund") offering two separate investment portfolios in this Prospectus, each with its own investment objective and strategies and its own risk/reward profile. The two portfolios are the PIMCO High Yield Portfolio, and the PIMCO StocksPLUS Portfolio (the "Portfolios"). The Trust is designed to provide access to the professional investment management services offered by Pacific Investment Management Company ("PIMCO"), which serves as investment adviser (the "Adviser") to the Portfolios.

This Prospectus gives vital information you should know before investing in the Portfolios. For your own benefit and protection, please read it before you invest and keep it for future reference.

Shares  of the  Portfolios  currently  are  sold to  segregated  asset  accounts
("Separate Accounts") of insurance companies which fund variable annuity ontracts and variable life insurance policies ("Variable Contracts"). Assets n the Separate Account are invested in shares of the Portfolios in accordance with allocation instructions received from owners of the Variable Contracts ("Variable Contract Owners"). The allocation rights of Variable Contract Owners are described in the accompanying Separate Account prospectus. Shares of the Portfolios also may be sold to qualified pension and retirement plans outside of the separate account context.

Shares of the Portfolios are:

-   not insured or guaranteed by the FDIC or any other government agency;

- not deposits or other obligations of, or guaranteed by, any financial institution; and

- subject to investment risks, including possible loss of the principal amount invested.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE SEPARATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY RE-PRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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
                       TABLE OF CONTENTS

OVERVIEW.............................................     3
The Trust............................................     3
Portfolios at a Glance...............................     3
Investment Objectives of the Portfolios..............     3
The Investment Adviser...............................     3
Investment Strategies and Risk Factors...............     4
Fixed Income Instruments.............................     4
Fixed Income Investment Philosophy...................     5
Ratings of Debt Securities...........................     5
Fees and Expenses....................................     5
DESCRIPTION OF PORTFOLIOS............................     6
PIMCO High Yield Bond Portfolio......................     6
PIMCO StocksPLUS Growth and Income Portfolio.........     8
MANAGEMENT OF THE TRUST..............................    10
Adviser and Administrator............................    10
Advisory and Administrative Fees.....................    10
Portfolio Transactions...............................    11
PURCHASE OF SHARES...................................    11
REDEMPTION OF SHARES.................................    12
TAXES................................................    12
RISK FACTORS AND SPECIAL CONSIDERATIONS..............    13
OTHER INFORMATION....................................    16
Portfolio Names......................................    16
Service Systems - Year 2000 Problem..................    17
Total Return.........................................    17
Performance Information of Similar Funds.............    17
APPENDIX A...........................................    A-1
APPENDIX B...........................................    B-1

                              OVERVIEW

THE TRUST

The PIMCO Variable Insurance Trust (the "Trust") is an open-end investment company ("mutual fund") that was organized as a Delaware business trust on October 3, 1997. The Trust consists of ten separate investment portfolios that are designed to be used as investment vehicles by Separate Accounts of insur-ance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. This prospectus describes only two of the ten portfolios, the High Yield and StocksPLUS Growth and Income Portfolios. Variable Contract Owners do not deal directly with the Portfolios to purchase or redeem shares. Variable Contract Owners should refer to the prospectus for the applicable Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Accounts that invest in the Portfolios.

PORTFOLIOS AT A GLANCE

INTERMEDIATE-TERM BOND PORTFOLIOS  PRIMARY INVESTMENTS     DURATION    CREDIT QUALITY(1)   FOREIGN(2)
---------------------------------  -------------------     --------    -----------------   ----------
High Yield Bond                    Higher yielding fixed   2-6 years   B to Aaa;
min 65%                            income securities                   below Baa           0%

EQUITY PORTFOLIO
----------------
StocksPLUS Growth and Income       S&P 500 stock index     0-1 year    B to Aaa; max 10%   0-20%
                                   derivatives backed by               below Baa
                                   a portfolio of short-
                                   term fixed income securities


----------------
(1) As rated by Moody's Investors Service, Inc., or if unrated, determined to be of comparable quality. For specific information concerning the credit quality of the securities held by each Portfolio, see that Portfolio's Risk/ Return Description.

(2) Percentage limitations relate to foreign currency denominated securites. Each Portfolio may invest beyond these limits in U.S. dollar - denominated securites of foreign issues.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS

The High Yield Bond Portfolio seeks to realize maximum total return, consis-tent with preservation of capital and prudent investment management. The PIMCO StocksPLUS Growth and Income Portfolio seeks to achieve a total return which exceeds the total return performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). There can be no assurance that the investment objective of either Portfolio will be achieved. A Portfolio's investment objec-tive may not be changed without shareholder approval.

Each Portfolio employs its own strategy and has its own risk/reward profile. Please be sure to read all risk disclosures carefully before investing and be aware that the investments made by the Portfolios at any given time are not expected to be the same as those made by other mutual funds for which PIMCO cts as investment adviser, including mutual funds with investment objectives and strategies similar to those of the Portfolios.

THE INVESTMENT ADVISER

PIMCO, a subsidiary partnership of PIMCO Advisors L.P., is the investment adviser to all of the Portfolios. PIMCO is one of the premier fixed income investment management firms in the United States. As of December 31, 1997, PIMCO had over $118 billion in assets under management. PIMCO invests in all sectors of the fixed income market, using its total return philosophy - seeking capital appreciation as well as yield.

INVESTMENT STRATEGIES AND RISK FACTORS

Investment Strategies. Each Portfolio has specific strategies that it may use to pursue its investment objective, and specific types of securities in which the Portfolio may invest, which are described under the heading "Main Invest- ment Strategies" in the Description of Portfolios. Percentage limitations de- scribed in this Prospectus apply at the time of investment, and may vary with fluctuations in the value of a Portfolio's investment portfolio. Certain secur-ities in which the Portfolios may invest, and techniques which the Portfolios may use, are described in more detail in "Risk Factors and Special Considera-tions" in the Prospectus and in "Investment Objectives and Policies" in the Statement of Additional Information.

Additional information about each Portfolio's investments will be available in the Trust's annual and semi-annual reports to shareholders. In particular, the Trust's annual report will discuss the relevant market conditions and invest-ment strategies used by the Portfolios' Adviser that materially affected the Portfolio's performance during the prior fiscal year. You may obtain these re-ports at no cost by calling (888) 746-2688.

Risk Factors. The value of all securities and other instruments held by the Portfolios will vary from time to time in response to a wide variety of market factors. Consequently, the net asset value per share of each Portfolio will vary. The net asset value per share of any Portfolio may be less at the time of redemption than it was at the time of investment.

The major risks associated with investing in each Portfolio are described un-der the heading "Risk Factors" in the Description of Portfolios. In addition, the risks of certain securities that the Portfolios can purchase and of certain investment techniques that the Portfolios can use are described in the Prospec-tus in "Risk Factors and Special Considerations" and in the Statement of Addi-tional Information in "Investment Objectives and Policies." This Prospectus does not describe all of the risks of every security or technique that the Port-folios may use. For such information, please refer to the Statement of Addition-al Information.

FIXED INCOME INSTRUMENTS

"Fixed Income Instruments" as used in this Prospectus means:
- securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities "U.S. Government securities");
- corporate debt securities, including convertible securities and corporate commercial paper;
-  mortgage-backed and other asset-backed securities;
-  inflation-indexed bonds issued both by governments and corporations;
- structured notes, including hybrid or "indexed" securities, and loan parti-cipations;
-  delayed funding loans and revolving credit facilities
-  bank certificates of deposit, fixed time deposits and bankers' acceptances;
-  repurchase agreements and reverse repurchase agreements;
- obligations of foreign governments or their subdivisions, agencies and instrumentalities; and
-  obligations of international agencies or supranational entities.

Fixed Income Instruments may have fixed, variable, or floating rates of inter-est, including rates of interest that vary inversely at a multiple of a desig-nated or floating rate, or that vary according to changes in relative values of currencies. The High Yield Bond Portfolio may hold different percentages of its assets in these various types of securities, may invest all of its assets in derivative instruments or in mortgage- or asset-backed securities. The High Yield Bond Portfolio may pur- chase and sell options and futures subject to the limits discussed below, en- gage in credit spread trades and enter into forward foreign currency contracts. It may adhere to its investment policy by entering into a series of purchase and sale contracts or using other investment techniques by which it may obtain market exposure to the securities in which it primarily invests.

FIXED INCOME INVESTMENT PHILOSOPHY

In selecting fixed income securities for each of the Portfolios, PIMCO utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection tech-niques. The proportion of each Portfolio's assets committed to investment in se-curities with particular characteristics (such as maturity, type and coupon rate) will vary based on PIMCO's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration, a measure of a fixed income security's expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure, is one of the fundamental tools used by PIMCO. For a discussion of the concept of dura-tion, see "Appendix A-Description of Duration."

Ratings of Debt Securities

In this Prospectus, references are made to the ratings of various debt securi-ties. To aid in your understanding of the use of these terms, the following is a brief description of the ratings categories applicable to debt securities. For a further description of ratings, see "Appendix B-Description of Securities Ratings."

High Quality Debt Securities are those receiving ratings from at least one na-tionally recognized statistical rating organization ("NRSRO"), such as Stan-dard & Poor's Ratings Services ("S&P") or Moody's Investors Service, Inc. ("Moody's"), in one of the two highest rating categories (the highest category for commercial paper) or, if unrated by any NRSRO, deemed comparable by PIMCO.

Investment Grade Debt Securities are those receiving ratings from at least one NRSRO in one of the four highest rating categories or, if unrated by any NRSRO, deemed comparable by PIMCO.

Lower-Rated, High Yield Securities ("Junk Bonds") are those rated lower than Baa by Moody's or BBB by S&P and comparable securities. They are considered be- low investment grade and are deemed to be predominately speculative with re- spect to the issuer's ability to repay principal in accordance with the terms of the obligations. For more information on the risks of investing in lower- rated securities, see "High Yield Securities ("Junk Bonds")" in "Risk Factors and Special Considerations."

FEES AND EXPENSES

The costs and expenses that you will pay as an investor in the Portfolio are described under the heading "Fees and Expenses" in the Description of Portfo-lios. The Portfolios feature fixed advisory and administrative fee rates. The administrative fee is all-inclusive and covers the cost of portfolio admini-strative expenses such as legal, audit, custody and printing. Certain other miscellaneous expenses will be paid by the Portfolios.

                            DESCRIPTION OF PORTFOLIOS

PIMCO HIGH YIELD BOND PORTFOLIO

INVESTMENT OBJECTIVE

The PIMCO High Yield Bond Portfolio seeks to maximize total return, consistent with preservation of capital and prudent investment management.

MAIN INVESTMENT STRATEGIES

The PIMCO High Yield Bond Portfolio invests under normal circumstances at least 65% of its assets in a diversified portfolio of junk bonds rated at least B by Moody's or S&P, or, if unrated, determined by the Adviser to be of comparable quality. The remainder of the Portfolio's assets may be invested in investment grade fixed income securities. The average portfolio duration of this Portfolio will normally vary within a two- to six-year time frame depending on the Adviser's view of the potential for total return offered by a particular dura-tion strategy. See "Appendix A-Description of Duration." The Portfolio may in-vest in securities of foreign issuers only if the securities are U.S. dollar-denominated. The Portfolio also may engage in hedging strategies involving equity options.

The Portfolio will invest at least 65% of its assets in Fixed Income Instru-ments. The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions in order to earn income.

RISK FACTORS

The PIMCO High Yield Bond Portfolio is subject to credit risk. Investments in high yield securities, while generally providing greater potential opportunity for capital appreciation and higher yields than investments in higher rated securities, also entail greater credit risk, including the possibility of de-fault or bankruptcy of the issuer of the securities. Risk of default or bank-ruptcy may be greater in periods of economic uncertainty or recession. The Adviser seeks to reduce credit risk through diversification, credit analysis and attention to current developments and trends in both the economy and fi- nancial markets. For a further discussion of the special risks of investing in lower rated securities, see "Risk Factors and Special Considerations-High Yield Securities ("Junk Bonds")" and "Appendix B-Description of Securities Ratings."

The Portfolio also is subject to interest rate risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, market value tends to decrease. This risk will be greater for long-term securities than for short-term securities. Derivative instruments may be particularly sensitive to changes in prevailing interest rates. For a further explanation, see "Risk Factors and Special Considera- tions, "which you should read carefully before investing.

     The PIMCO High Yield Bond Portfolio may be appropriate for investors who:

     -  seek a high level of current income and maximum return

     -  can tolerate possibly high share price fluctuations

     -  are able to hold their investment over a long period of time

     The PIMCO High Yield Bond Portfolio may NOT be appropriate for investors who:

     -  are uncomfortable with share price fluctuations

     -  require stability of principal

FEES AND EXPENSES

The following table indicates the various expenses which an investor should expect to incur directly or indirectly in connection with an investment in the PIMCO High Yield Bond Portfolio.

     ANNUAL PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE OF NET ASSETS)

               Advisory Fee.........................   0.50%
               Administrative Fee...................   0.25%
               Total Portfolio Operating Expenses...   0.75%


     EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (1) a hypothetical 5% annual return, and (2) redemption at the end of each time period:

     1 year     3 years
     ------     -------
       $8         $24

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.

PIMCO STOCKSPLUS GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE

The PIMCO StocksPLUS Growth and Income Portfolio seeks to achieve a total re-turn which exceeds the total return performance of the S&P 500.

MAIN INVESTMENT STRATEGIES

The PIMCO StocksPLUS Growth and Income Portfolio invests in common stocks, options, futures, options on futures and swaps consistent with its portfolio management strategy as set forth below. StocksPLUS is the name of a proprietary portfolio management strategy which uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The Adviser expects that under normal market conditions, the Portfolio will invest substantially all of its assets in S&P 500 derivatives, backed by a portfolio of fixed income securities. The Adviser will actively manage the fixed income assets serving as cover for derivatives, as well as any other fixed income assets held by the Portfolio, with a view to enhancing the Port- folio's total return investment performance, subject to an overall portfolio duration which is normally not expected to exceed one year. See "Appendix A-Description of Duration."

The S&P 500 is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. S&P chooses the stocks to be included in the S&P 500 solely on a statistical basis. Stocks represented currently in the S&P 500 represent approximately two-thirds of the total market value of all U.S. common stocks. The Portfolio is neither sponsored by nor affiliated with S&P. The Portfolio will seek to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.

When S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Portfolio may invest up to 100% of its assets in a "basket" of S&P 500 stocks. The composition of this basket will be determined by standard statistical tech-niques that analyze the historical correlation between the return of every stock currently in the S&P 500 and the return on the S&P 500 itself. The Advis- er may employ fundamental stock analysis only to choose among stocks that have already satisfied the statistical correlation tests. Stocks chosen for the Port- folio are not limited to those with any particular weighting in the S&P 500.

Positions in S&P 500 futures and options on futures will be entered into only to the extent they constitute permissible positions for the Portfolio according to applicable rules of the Commodity Futures Trading Commission ("CFTC"). From time to time, requirements of the Internal Revenue Code or an unanticipated in-ability to close out positions when it would be most advantageous to do so may limit the Adviser's ability to use S&P 500 derivatives.

Assets not invested in equity securities may be invested in Fixed Income In-struments. The Portfolio may invest up to 10% of its assets in junk bonds rated B or higher by Moody's or S&P, or, if unrated, determined by the Adviser to be of comparable quality. In addition, the Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions in order to earn income. The Portfolio may invest up to 20% of its assets in securities of foreign issuers, may purchase and sell options and futures on foreign curren-cies, and may enter into forward cuurency contracts. The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements.

RISK FACTORS

The PIMCO StocksPLUS Growth and Income Portfolio is subject to market risk, which is the risk that the market value of securities may move up and down, sometimes rapidly and unpredictably. The Portfolio also is subject to interest rate risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, market value tends to decrease. This risk will be greater for long-term securities than for short-term securities. Derivative instruments may be particularly sensitive to changes in prevailing interest rates. Unexpected changes in interest rates may adversely affect the value of the Portfolio's investments in particular deriva-tive instruments.

A large number of investors use S&P 500 derivatives for both hedging and specu-lative purposes, and although generally this helps guarantee a liquid market in those instruments, at times liquidity may be limited. The Portfolio also is subject to credit risk, which is the possibility that an issuer of a security, or a counterparty to a derivative contract, will default or become unable to meet a financial obligation. Junk bonds carry a high degree of credit risk. Securities of foreign issuers may be subject to additional risk factors, in-cluding foreign currency and political risks. For a further explanation, see "Risk Factors and Special Considerations," which you should read carefully before investing.

The PIMCO StocksPLUS Growth and Income Portfolio may be appropriate for investors who:

  -  seek capital appreciation over the long term

  -  can accept short-term risk along with higher potential long-term gains

  -  invest for goals that are many years in the future

  -  seek exposure to equity investments

The PIMCO StocksPLUS Growth and Income Portfolio may NOT be appropriate for investors who:

  -  are uncomfortable with an investment that will fluctuate in value

  -  invest with a shorter time horizon in mind

FEES AND EXPENSES

The following table indicates the various expenses which an investor should expect to incur directly or indirectly in connection with an investment in the PIMCO StocksPLUS Growth and Income Portfolio.

     ANNUAL PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE OF NET ASSETS)

               Advisory Fee............................   0.40%
               Adminsistrative Fee.....................   0.25%
               Total Portfolio Operating Expenses......   0.65%

     EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (1) a hypothetical 5% annual return, and (2) redemption at the end of each time period:

               1 year    3 years
               ------    -------
                 $7        $21

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.

                             MANAGEMENT OF THE TRUST

Each Portfolio is a series of shares of the Trust, which is an open-end investment company. The business affairs of the Trust and each Portfolio are managed by a Board of Trustees. The Board retains various companies to carry out the Trust's and the Portfolios' operations. The Board has the right to terminate these relationships and retain a different company if it believes it is in the best interests of the shareholders.

ADVISER AND ADMINISTRATOR

PIMCO serves as Adviser to the Portfolios. The Adviser is an investment counsel-ing firm founded in 1971, and had approximately $118 billion in assets under management as of December 31, 1997. PIMCO is a subsidiary partnership of PIMCO Advisors L.P. ("PIMCO Advisors"). The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. PIMCO Partners, G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a limited liability company controlled by the PIMCO Managing Directors. PIMCO Partners, G.P. is the sole general partner of PIMCO Advisors Holdings L.P. PIMCO's address is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. PIMCO is registered as an investment adviser with the Securities and Exchange Commission ("SEC") and as a commodity trading advisor with the CFTC.

The Adviser manages the investment of the assets of each Portfolio. The Adviser places orders for the purchase and sale of each Portfolio's investments directly with brokers or dealers selected by it in its discretion. See "Portfolio Trans-actions." The table below provides information about the individual portfolio managers responsible for management of the Trust's Portfolios, including their occupations for the past five years.

PORTFOLIO                     PORTFOLIO MANAGER AND BUSINESS EXPERIENCE (PAST FIVE YEARS)
---------                     -----------------------------------------------------------
High Yield Bond Portfolio     Benjamin Trosky, Managing Director, PIMCO. A Fixed Income
                              Portfolio Manager, Mr. Trosky joined PIMCO in 1990 and has managed the PIMCO High Yield Fund for the PIMCO Funds: Pacific
                              Investment Management Series since its inception on December 16, 1992.

StocksPLUS Growth and         William H. Gross, Managing Director, PIMCO. A Fixed Income Portfolio
Income Portfolio              Manager, Mr. Gross leads a team that manages the StocksPLUS
                              Growth and Income Portfolio.  He is one of the founders of PIMCO.


PIMCO also serves as administrator to the Portfolios. PIMCO provides administra-tive services to the Portfolios which include clerical help, accounting, bookkeep- ing, internal audit services, preparation of reports to the Portfolios' share- holders or other appropriate parties, regulatory filings and certain other ser- vices required by the Portfolios.

ADVISORY AND ADMINISTRATIVE FEES

The Portfolios feature fixed advisory and administrative fee rates. For provid-ing investment advisory and administrative services to the Portfolios as de-scribed below, PIMCO receives monthly fees from each Portfolio at an annual rate based on the average daily net assets of the Portfolio as follows:

                                                ADVISORY FEE
     PORTFOLIO                                      RATE
     ---------                                  ------------
     StocksPLUS Growth and Income Portfolio......   0.40%
     High Yield Bond Portfolio...................   0.50%

                                               ADMINISTRATIVE
     PORTFOLIO                                    FEE RATE
     ---------                                 --------------
     StocksPLUS Growth and Income and
     High Yield Bond Portfolios..................   0.25%

PIMCO pays for most of the expenses of the Portfolios, including legal, audit, custody, transfer agency and certain other services, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders or other appropriate parties. PIMCO may also pay various service providers, out of its own assets, for servi- ces provided to Variable Contract Owners. Such payments are made out of PIMCO's own resources and do not involve additional costs to the Fund or its sharehol- ders.

The Portfolios are responsible for bearing certain expenses associated with their operations that are not provided or procured by PIMCO. These expenses are not expected to have a material effect on the Portfolio expense ratios.

PORTFOLIO TRANSACTIONS

The Adviser has discretion to select the brokers and dealers with which it places orders for the purchase and sale of portfolio investments. In doing so, the Adviser will seek the best price and execution of the Portfolios' orders. A Portfolio may pay higher commission rates than the lowest available when the Adviser believes it is reasonable in light of the value of the brokerage and research services provided by the broker effecting the transaction.

The Adviser manages the Portfolios without regard generally to restrictions on portfolio turnover. The Adviser's use of derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Portfolios. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. A Portfolio with a higher rate of portfolio turn-over will generally incur higher transaction costs.

Some securities considered for investment by the Portfolios also may be appro-priate for other clients served by the Adviser. If a purchase or sale of se-curities consistent with the investment policies of a Portfolio and one or more of these clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. The Adviser may aggregate orders for the Portfolios with simultaneous transactions entered into on behalf of other clients of the Adviser.

                              PURCHASE OF SHARES

As of the date of this Prospectus, shares of the Portfolios are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies, and to qualified pension and retirement plans outside of the separate account context.

While the Portfolios currently do not foresee any disadvantages to Variable Contract Owners if the Portfolios serve as an investment medium for both varia-ble annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolios served as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a sep-arate account allocating assets to the Portfolios are required to monitor vents to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine hat action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolios, which might force the Portfolios to sell securities at disadvantageous prices.

The Trust is "open for business" on each day the New York Stock Exchange (the "Exchange") is open for trading, and the net asset value per share of each Portfolio will be determined once on each day on which the Exchange is open as of the close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time). A purchase order, together with payment in proper form, received before the Trust's close of business (ordinarily 4:00 p.m., Eastern time) on a day the Trust is open for business will be effected at that day's net asset value. In order to facilitate efficient operation of the

PIMCO StocksPLUS Growth and Income Portfolio, the Trust requests that all pur-chase orders for these Portfolios be received before 3:00 p.m., Eastern time. An order received after the close of business generally will be effected at the net asset value determined on the next business day.

The Trust and its distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolios or to reject any purchase order, in whole or in part, or to redeem shares, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best in-terests of the Trust. The sale of shares will be suspended during any period in which the Exchange is closed for other than weekends or holidays, or if per-mitted by the rules of the SEC, when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Portfolios to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of invest-ors. In the event that a Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another Portfolio.

                         REDEMPTION OF SHARES

Shares may be redeemed without charge on any day that the net asset value is calculated. All redemption orders are effected at the net asset value per share next determined after a redemption request is received. Payment for shares re-deemed normally will be made within seven days.

The Trust may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the federal securities laws. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption pro-ceeds in whole or in part by a distribution in kind of securities held by a Portfolio in lieu of cash. It is highly unlikely that shares would ever be re-deemed in kind. If shares are redeemed in kind, however, the redeeming share-holder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

                                  TAXES

Each Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, a Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Portfolio intends to distribute each year substantially all of its net income and gains.

The Portfolios also intend to comply with diversification requirements imposed by regulations under Section 817(h) of the Internal Revenue Code, as amended. Compliance with these diversification rules generally will limit the ability of a Portfolio to invest greater than 55% of its total assets in direct obliga-tions of the U.S. Treasury (or any other issuer), or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

If a Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

Please refer to the prospectus for the Separate Account and Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account. See "Additional Information-Additional Tax Information" in the Portfolios' Statement of Additional Information for more information on taxes.

               RISK FACTORS AND SPECIAL CONSIDERATIONS

A Portfolio's risk profile is largely defined by the Portfolio's principal securities and the investment practices that it uses. You can find a concise description of each Portfolio's risk profile in the section captioned "Descrip-tion of Portfolios" in this Prospectus. As with any mutual fund, there is no guarantee that a Portfolio will earn income or show a positive total return over any period of time, and you could lose money by investing in the Portfolio.

The Portfolios are permitted to use, within limits established by the Trustees and imposed by applicable laws, a wide variety of securities and investment practices, each of which has certain risks and opportunities associated with it. To the extent that a Portfolio uses these securities or practices, its overall performance may be affected, either positively or negatively. The fol- lowing pages describe certain of the securities in which the Portfolios may invest and certain of investment practices in which the Portfolios may engage, along with the risks associated with them. Additional information about these and other investments and investment practices may be found in the Statement of Additional Information, which you may obtain free of charge by calling (888) 746-2688.

U.S. GOVERNMENT SECURITIES

U.S. Government securities are obligations of and, in certain cases, guaran-teed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolios' shares. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.

CORPORATE DEBT SECURITIES

The rate of interest paid on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See "Var-iable and Floating Rate Securities" below. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Investments in corporate debt securities that are rated below investment grade are described below in "High Yield Securities ("Junk Bonds")." See also, "Appendix B-Description of Securities Ratings."

CONVERTIBLE SECURITIES AND EQUITY SECURITIEs

Although most Portfolios intend to invest primarily in fixed income securities, each may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, a Portfolio may consider equity securities or convertible securities to gain exposure to such investments.

A convertible security is a fixed income security that may be converted into a prescribed amount of common stock at a specified formula. A Portfolio may be required to permit the issuer of a convertible security to redeem the se-curity, convert it into the underlying common stock, or sell it to a third party, which could have an adverse effect on a Portfolio's ability to achieve its investment objective.

VARIABLE AND FLOATING RATE SECURITIES

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The High Yield Bond Portfolio may engage in credit spread trades and invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate, and resets periodically. While variable and floating rate securities provide a Portfolio with a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well.

INFLATION-INDEXED BONDS

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

Each of the Portfolios may invest all of its assets in mortgage- or other asset-backed securities. The value of some mortgage- or asset-backed securi-ties in which the Portfolios invest may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of a Portfolio to successfully use these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly.

Mortgage Pass-Through Securities represent interests in "pools" of mortgage loans secured by residential or commercial real property. Early repayment of principal on some mortgage-related securities may expose a Portfolio to a lower rate of return upon reinvestment of principal. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security.

Commercial Mortgage-Backed Securities include securities that reflect an in-terest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Mortgage-Related Securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

Other Asset-Backed Securities. The Portfolios may invest in other asset-backed securities that have been or may be offered to investors. For a discussion of the characteristics of some of these instruments, see the Statement of Addition-al Information.

FOREIGN SECURITIES

PIMCO High Yield Bond Portfolios may only invest in U.S. dollar-denominated fixed income securities of non-U.S. issuers. The PIMCO StocksPLUS Growth and Income Portfolio may invest directly in foreign equity securities.

Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. These risks include: differences in accounting, auditing and finan-cial reporting standards; generally higher commission rates on foreign port-folio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign cur- rency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

Certain of the Portfolios may invest in the securities of issuers based in countries with developing economies. Investing in developing (or "emerging market") countries involves certain risks not typically associated with invest-ing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks are detailed in the Statement of Additional Information.

FOREIGN CURRENCY TRANSACTIONS

Foreign currency exchange rates may fluctuate significantly over short periods of time. All Portfolios that may invest in securities denominated in foreign currencies may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract reduces a Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency would limit any potential gain which might be realized by a Portfolio if the value of the hedged currency increases. A Portfolio may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. A Portfolio also may enter into these con- tracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

All Portfolios that may invest in securities denominated in foreign currencies may invest in options on foreign currencies and foreign currency futures and options thereon. The Portfolios also may invest in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates. Each Portfolio that may invest in securities denominated in foreign currencies, will use these techniques to hedge at least 75% of its exposure to foreign currency. For a description of these instruments, see "Derivative Instruments" below and the Statement of Additional Information.

HIGH YIELD SECURITIES ("JUNK BONDS")

Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. For more information, see "Appendix B-Decription of Securities Ratings." Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to in-terest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield securities defaults, a Portfolio may incur additional expenses to seek recovery.

The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities, which may adversely affect and cause large fluctuations in the daily net asset value of a Portfolio's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield se-curities, especially in a thinly traded market.

The Adviser seeks to minimize the risks of investing in high yield securities through diversification, in-depth credit analysis and attention to current de-velopments in interest rates and market conditions.

DERIVATIVE INSTRUMENTS

To the extent permitted by the investment objectives and policies of the Port-folios, the Portfolios may purchase and write call and put options on securi-ties, securities indexes and foreign currencies, and enter into futures con-tracts and use options on futures contracts. The Portfolios also may enter into swap agreements with respect to foreign currencies, interest rates, and securities indexes. The Portfolios may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies.

Each Portfolio may invest all of its assets in derivative instruments, subject only to the Portfolio's investment objective and policies and any restrictions imposed by applicable law. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, be-tween price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable, or the possible need to sell a portfolio security at a disadvantageous time because the Port-folio is required to maintain asset coverage or offsetting positions in connec-tion with transactions in derivative instruments, and the possible inability of a Portfolio to close out or to liquidate its derivatives positions. The value of some derivative instruments in which the Portfolios invest may be particu- larly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolios, the ability of a Portfolio to successfully use these instruments may depend in part upon the ability of the Adviser to fore-cast interest rates and other economic factors correctly. If the Adviser in-correctly forecasts such factors and has taken positions in derivative instru-ments contrary to prevailing market trends, the Portfolios could be exposed to the risk of loss.

TEMPORARY DEFENSIVE POSITIONS

For temporary, defensive or emergency purposes, a Portfolio may invest without limit in U.S. debt securities, including short-term money market securities, when in the opinion of the Adviser it is appropriate to do so. It is impossible to predict for how long such alternative strategies will be utilized.

ILLIQUID SECURITIES

The Portfolios may invest up to 15% of their net assets in illiquid securities. "Illiquid Securities" for this purpose means securities that cannot be dis-posed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities. The Adviser may be subject to significant delays in disposing of illiquid securities and may not be able to dispose of these securities at the desired time and price. Transac-tions in illiquid securities may entail additional registration expenses and other transaction costs.

                              OTHER INFORMATION

PORTFOLIO NAMES

The High Yield Bond Portfolio considers the various types of debt or fixed income securities in which it invests, as specifically described in this Pro-spectus, to be "bonds" as referenced in its name. The use of this name is not meant to restrict a Portfolio's investment to the narrow category of debt se-curities that are formally called "bonds."

SERVICE SYSTEMS - YEAR 2000 PROBLEM

Many of the services provided to the Portfolios depend on the smooth function-ing of computer systems. Many of the systems in use today cannot distinguish between the year 1900 and 2000. Should any of the service systems fail to process information properly, that could have an adverse impact on the Port-folios' operations and services provided to shareholders. The Adviser, Distri-butor, Shareholdering Servicing Agent and Transfer Agent, Custodian, and cer-tain other service providers to the Portfolios have reported that each is work-ing toward mitigating the risks associated with the so-call "year 2000 pro-blem." However, there can be no assurances that the problem will be corrected in all respects and that Portfolios' operations and services provided to share-holders will not be adversely affected.

TOTAL RETURN

The "total return" sought by certain of the Portfolios will consist of in-terest and dividends from underlying securities, capital appreciation reflected in unrealized increases in value of portfolio securities, or realized from the purchase and sale of securities and use of futures and options, or gains from favorable changes in foreign currency exchange rates. Generally, over the long term, the total return obtained by a portfolio investing primarily in fixed in-come securities is not expected to be as great as that obtained by a portfolio that invests primarily in equity securities. At the same time, the market risk and price volatility of a fixed income portfolio is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally con-sidered to be a more conservative investment. The change in market value of fixed income securities (and therefore their capital appreciation or deprecia-tion) is largely a function of changes in the current level of interest rates. Generally, when interest rates are falling, a portfolio with a shorter duration will not generate as high a level of total return as a portfolio with a longer duration. See "Appendix A-Description of Duration." Conversely, when interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). With respect to the com- position of any fixed income portfolio, the longer the duration of the port- folio, the greater the anticipated potential for total return, with, however, greater attendant market risk and price volatility than for a portfolio with a shorter duration. The market value of fixed income securities denominated in currencies other than the U.S. dollar also may be affected by movements in foreign currency exchange rates.

The change in market value of equity securities (and therefore their capital appreciation or depreciation) may depend upon a number of factors, including: conditions in the securities markets, the business success of the security's issuer, changing interest rates, real or perceived economic and competitive industry conditions, and foreign currency exchange rates. Historically, the total return performance of equity-oriented portfolios has generally been greater over the long term than fixed income portfolios. However, the market risk and price volatility of an equity portfolio is generally greater than that of a fixed income portfolio, and is generally considered to be a more aggressive investment.

PERFORMANCE INFORMATION OF SIMILAR FUNDS

The following table provides information concerning the historical total re-turn performance of the Institutional Class shares of certain series of PIMCO
Funds: Pacific Investment Management Series ("PIMS"), another registered in-vestment company managed by PIMCO. Each PIMS series has investment objectives, policies and risks substantially similar to those of its respective Portfolio and is currently managed by the same portfolio manager. While the investment objectives and policies of each PIMS series and its respective Portfolio are similar, they are not identical and the performance of the PIMS series and the Portfolio will vary. The data is provided to illustrate the past perform- ance of PIMCO in managing a substantially similar investment portfolio and does not represent the past performance of any of the Portfolios or the future performance of any Portfolio or its portfolio manager. Consequently, potential investors should not consider this performance data as an indication of the future performance of any Portfolio or of its portfolio manager.

The performance data shown below reflects the operating expenses of each PIMS series, which for all series except the PIMCO StocksPLUS Fund are lower than the expenses of the corresponding Portfolio. Performance would have been lower for those series if the Portfolios' expenses were used. In addition, the PIMS series, unlike the Portfolios, are not sold to Separate Accounts to fund Variable Contracts. As a result, the performance results presented below do not take into account charges or deductions against a Separate Account or Variable Contract for cost of insurance charges, premium loads, administrative fees, maintenance fees, premium taxes, mortality and expense risk charges, or other charges that may be incurred under a Variable Contract for which the Portfolio serves as an underlying investment vehicle. By contrast, Variable Contract
Owners with contract value allocated to the Portfolios will be subject to charges and expenses relating to the Variable Contracts and Separate Accounts.

Each PIMS series' performance data shown below is calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information. The investment results of the PIMS series presented below are unaudited and are not intended to predict or suggest results that might be experienced by the PIMS series or the Portfolios. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities. The perform- ance data for the benchmark indices identified below does not reflect the fees or expenses of the PIMS series or the Portfolios.


        AVERAGE ANNUAL TOTAL RETURN FOR SIMILAR SERIES OF PIMS
    AND FOR BENCHMARK INDICES FOR PERIODS ENDED DECEMBER 31, 1997

                                                                   SINCE     INCEPTION
PIMS SERIES FUND / BENCHMARK        1 YEAR   3 YEARS   5 YEARS   INCEPTION      DATE
----------------------------        ------   -------   -------   ---------   ---------
PIMCO HIGH YIELD BOND FUND          13.21%    15.12%    13.15%     13.08%     12/16/92
  Lehman BB Int. Corporate 1        11.24%    13.15%    10.87%

PIMCO STOCKSPLUS FUND               32.85%    31.95%     N/A       22.61%     5/14/93
  S&P 5002                          33.36%    31.15%     N/A


1 The Lehman Brothers BB Intermediate Corporate Index is an unmanaged market index comprised of various fixed income securities rated BB.The Index in-cludes income and distributions but does not reflect fees, brokerage com-missions or other expenses of investing.


2 The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and fi-nancial companies, regarded as generally representative of the U.S. stock market. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commis-sions, or other expenses of investing.

                                   APPENDIX A

                              DESCRIPTION OF DURATION

Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of "term to maturity." Traditionally, a fixed income security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a fixed income se- curity provides its final payment, taking no account of the pattern of the se- curity's payments before maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration management is one of the fundamental tools used by the Adviser.

Duration is a measure of the expected life of a fixed income security on a pre-sent value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are sche-duled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring before the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen a Portfolio's duration by approximately the same amount that holding an equivalent amount of the underlying securities would.

Short futures or put option positions have durations roughly equal to the ne-gative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequen- cy of the coupon reset. For inflation-indexed bonds, duration is calculated on the basis of modified real duration, which measures price changes of infla- tion-indexed bonds on the basis of changes in real, rather than nominal, interest rates. Another example where the interest rate exposure is not pro- perly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. Finally, the duration of a fixed income security may vary over time in response to changes in interest rates and other market fac- tors. In these and other similar situations, the Adviser will use more sophis- ticated analytical techniques that incorporate the anticipated economic life of a security into the determination of its interest rate exposure.

                                   APPENDIX B

DESCRIPTION OF SECURITIES RATINGS

Certain of the Portfolios make use of average portfolio credit quality stan-dards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Portfolio's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser's view of their comparability to rated securities. A Portfolio's use of average quality criteria is intended to be a guide for those institu- tional investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Portfolio does not mean that all securities held by the Port- folio will be rated in that category or higher. A Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the Adviser to be of comparable quality). The percentage of a Portfolio's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

MOODY'S INVESTORS SERVICE, INC.

CORPORATE AND MUNICIPAL BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of pro-tection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable in-vestment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating class-ified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating cat-egory; the modifier 2 indicates a mid-range ranking; and the modifier 3 indi-cates that the issue ranks in the lower end of its generic rating category.


Corporate Short-Term Debt Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceed-ing one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: lead-ing market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to varia-tion. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protec-tion measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POOR'S RATINGS SERVICES

Corporate and Municipal Bond Ratings

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay princi-pal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parame-ters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly specula-tive characteristics with respect to capacity to pay interest and repay princi-pal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other spec-ulative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inade-quate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or im-plied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when in-terest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addi-tion of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quali-ty after completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exer-cise his own judgment with respect to such likelihood and risk.

r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high varia-bility in expected returns due to non-credit risks. Examples of such obliga-tions are: securities whose principal or interest return is indexed to equi-ties, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The rat-ings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfac-tory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely pay-ment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated B are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capa-city for payment.

D: Debt rated D is in payment default. The D rating category is used when in-terest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

PIMCO
VARIABLE
INSURANCE
TRUST

FOR MORE INFORMATION

Two documents are made available that offer further information on the Portfolios of PIMCO Variable Insurance Trust:

Annual/Semi-Annual Reports to Shareholders-which include financial statements, detailed performance information, portfolio holdings, a statement from port-folio management and the auditor's report.

Statement of Additional Information (SAI) dated January 1, 1998-which contains more detailed information on all aspects of the Portfolios. A current SAI has been filed with the Securities and Exchange Commission. It is incorporated into this Prospectus by reference.

To request a free copy of these documents or to make inquiries about the Port-folios, please write or call:

PIMCO Variable Insurance Trust
840 Newport Center Drive, Suite 360
Newport Beach, CA 92660
Telephone: (888) 746-2688

Information about the Trust (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Trust are available on the Commission's Internet site at http://www.sec.gov, and copies of that information may be obtained, upon pay- ment of a duplicating fee, by writing the Public Reference Section of the Com- mission, Washington, D.C. 20549-6009.

                                                                   PROSPECTUS
-------------------------------------------------------------------------------
                                                                January 1, 1998